AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

A series of Investment Managers Series Trust

Supplement dated November 15, 2019 to the

Prospectus dated November 1, 2019.

Effective immediately, the following is added under “Appendix A – Waivers and Discounts Available From Intermediaries” on page 44 of the Prospectus.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Class I Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class I Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I Share is waived for transactions through such brokerage platforms at UBS-FS.

Please file this Supplement with your records.

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